Exhibit 99.2

© 2013 Altisource. All rights reserved. Proprietary and Confidential. December 3, 2013 Investor Day

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 1 Forward Looking Statements / Non-GAAP Measures This presentation contains forward‐looking statements. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe” and similar expressions. We caution that forward‐looking statements are qualified to certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward‐looking statements. Factors which could cause actual results to differ materially from these forward looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource is engaged, behavior of customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. Altisource disclaims any intention or obligation to publicly update or revise any forward‐looking statements, whether as a result of new information, future events or otherwise. Altisource management utilizes certain non-GAAP measures such as earnings before interest, taxes, depreciation and amortization, or EBITDA, as a key metric in evaluating its financial performance. EBITDA should be considered in addition to, rather than as a substitute for, income before income taxes, net income attributable to Altisource and cash flows from operations. This non-GAAP measure is presented as supplemental information and reconciled to net income attributable to Altisource in the Appendix.

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 2 Table of Contents Company Overview 3 Competitive Advantages and Strategy 5 Business Overview 13 Key Investment Highlights 18 Financial Performance 25 Appendix 32

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 3 Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Company Overview

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 4 Chairman: William C. Erbey CEO: William B. Shepro Employees: ~7,600 NASDAQ: ASPS Market Cap: (Nov. 30, 2013) $3.7 Billion Performance since August 2009 Separation from Ocwen® CAGR Share Price: (Through Nov. 30, 2013) 82% CAGR Service Revenue: (Through Sept. 30, 2013) 39% CAGR Pre-tax Income* (Through Sept. 30, 2013) 33% CAGR Operating Cash Flows (Through Sept. 30, 2013) 50% Separated from Ocwen in August 2009 Created and separated RESI and AAMC in December 2012 Capital light business model Strong free cash flow The faster we grow; the faster our cash flow grows Strong growth prospects in very large markets Altisource * - Attributable to Altisource

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 5 Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Competitive Advantages and Strategy

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 6 Competitive Advantages Global workforce Low effective tax rate Affinity relationships Next Generation technologies

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 7 © 2013 Altisource. All rights reserved. Proprietary and Confidential. Altisource Vision Vision To be the premier real estate and mortgage marketplace offering both content and distribution to the marketplace participants Mission To offer homeowners, buyers, sellers, agents, mortgage originators and servicers trusted and efficient marketplaces to conduct real estate and mortgage transactions and improve outcomes for market participants Home Sales Home Rentals Home Maintenance Mortgage Originations Mortgage Servicing Mortgage Marketplace Real Estate Marketplace Mortgage Marketplace

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 8 Putting the Pieces Together to Serve Marketplaces Large vendor network Technology to order, deliver and pay for services Affinity relationships BPM solutions and people

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 9 Real Estate Marketplace Home Sales Home Rentals Home Maintenance Home buyers (and their agents) Home sellers (and their agents) Homeowners (and their agents) Renters (and their agents) Connecting With Homeowners (and their agents) Renters (and their agents) Service Providers Service Providers Service Providers Offering content (BPM solutions and people) Brokerage, on-line sales, title and escrow, valuation, insurance, etc. Brokerage, on-line rental, renovation management, property management, etc. Property inspection, preservation and renovation management, etc. Offering distribution <-------- Order and vendor management technology, payment --------> and presentment technology, document management, etc.

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 10 Mortgage Marketplace Mortgage Origination Mortgage Servicing Mortgage Originators Service Providers Mortgage Servicers Service Providers Investors Title and escrow, valuation, quality control, verification of employment and income, flood certifications, etc. Servicing technology and dialogue engines, title and escrow, insurance services, valuation, property inspection and preservation, default management services, etc. <-------- Order and vendor management technology, payment --------> and presentment technology, document management, etc. Borrowers Borrowers Connecting With Offering content (BPM solutions and people) Offering distribution

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 11 Distribution and Transaction Solutions Enabling the Marketplaces Vendor selection Price discovery Order processing Fulfillment acceptance Quality control Compliance validation Vendor scoring Invoicing and payment Customer care Collections Advanced analytics Document management Rules engines and processing solutions that enable and improve the efficiency and effectiveness of the Real Estate and Mortgage Marketplaces. Our solutions are industry agnostic and can be applied to other marketplaces

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 12 U.S. Market Sizes Real Estate Marketplace Home Sales1 5.4 million homes sold in the 12 months ended July 2013 for an aggregate sales price of $1.3 trillion Home Rentals2 21.3 million single family rental homes3 Home Maintenance2 76.1 million owner-occupied homes $396 per year per owner occupied home spent on home maintenance (excluding home improvement) (median amount) Mortgage Marketplace Mortgage Originations An estimated 6.9 million loans4 will be originated in 2013 with unpaid principal balances of $1.6 trillion4 Between 15 and 20 transactions are ordered in connection with an originated loan5 Mortgage Servicing 48.6 million6 mortgage loans outstanding with $9.9 trillion7 of unpaid principal balances 1 Source: National Association of Realtors® 2 Source: U.S. Census Bureau 3 Represents housing with 1 – 4 units 4 Source: Mortgage Bankers Association (August 2013) and internal estimates 5 Source: Internal estimates 6 Source: Moodys CreditForecast.com (March 2013) 7 Source: Federal Reserve

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 13 Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Business Overview

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 14 Business Overview Services to the real estate and mortgage marketplaces that are typically outsourced by loan servicers, originators and home owners Accounts receivable management and customer relationship management services Business process management solutions and distribution solutions to enable the real estate and mortgage marketplaces and infrastructure support Technology Services Mortgage Services Consolidated Altisource - 9/30/2013 LTM Service Revenue: $591.4mm Operating Income: $151.0mm EBITDA: $183.3mm Financial Services

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 15 55.0 71.7 135.7 224.9 351.9 442.6 $0 $100 $200 $300 $400 $500 2008 2009 2010 2011 2012 9/30/13 LTM Segment Service Revenue ($ million) Mortgage Services Summary Service revenue growth principally from continued growth of Ocwen, services expansion and growth of services provided to Lenders One® members Operating margins have generally expanded due to scale benefits and operating efficiencies, partially offset by amortization of the intangible assets associated with the 2013 acquisition of the fee based businesses Overview (1) Operating margin is calculated using Service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest (2) Does not include eliminations. Some categories include default and originations related revenue 13.5 26.3 55.7 94.6 142.1 163.3 24.6% 36.7% 41.1% 42.1% 40.4% 36.9% 0% 10% 20% 30% 40% 50% $0 $40 $80 $120 $160 $200 2008 2009 2010 2011 2012 9/30/13 LTM Operating Income ($mm) Operating Margin % (1) Asset Management Services, 36% Closing and Insurance Services, 24% Residential Property Valuation, 22% Default Management Services, 11% Origination Management Services, 7% 9/30/13 LTM Service Revenue Composition (2) (2)

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 16 (1) Operating margin is calculated using Service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest (2) Operating income and margin exclude $2.8mm of goodwill impairment recognized in 2010 Financial Services Summary 55 During 2013, asset recovery management significantly expanded its higher margin mortgage charge-off collections services Operating margins have expanded due to our expense management initiatives and customer base evolution toward the more stable and profitable customer relationship management and mortgage charge-off collections businesses (5.9) 2.7 0.6 4.5 4.4 15.9 (8.0%) 3.4% 0.8% 6.4% 6.8% 19.6% (10%) 0% 10% 20% 30% ($6) $0 $6 $12 $18 2008 2009 2010 2011 2012 9/30/13 LTM Operating Income ($mm) (1) Operating Margin % (2) Overview 62.8 51.0 45.2 37.4 29.6 39.2 11.1 28.7 29.6 31.9 34.4 41.9 73.8 79.7 74.7 69.2 64.0 81.1 $0 $22 $44 $66 $88 2008 2009 2010 2011 2012 9/30/13 LTM Segment Service Revenue ($mm) Asset Recovery Management Customer Relationship Management Asset Recovery Management, 48% Customer Relationship Management, 52% 9/30/13 LTM Service Revenue Composition (2)

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 17 45.3 47.5 52.0 56.1 74.2 90.4 $0 $20 $40 $60 $80 $100 2008 2009 2010 2011 2012 9/30/13 LTM Segment Service Revenue ($ million) Technology Services Summary growth Operating margins have recently declined as we invest in personnel to accelerate our next generation technology development to support our anticipated growth Overview 9.4 18.2 18.1 14.4 10.7 9.9 20.7% 38.4% 34.8% 25.6% 14.4% 10.9% 0% 10% 20% 30% 40% 50% $0 $5 $10 $15 $20 $25 2008 2009 2010 2011 2012 9/30/13 LTM Operating Income ($mm) Operating Margin % (1) Operating margin is calculated using Service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest REALSuiteTM, 59% IT Infrastructure Services, 41% 9/30/13 LTM Service Revenue Composition (1) Revenue growth primarily from Ocwen’s portfolio growth

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 18 Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Key Investment Highlights

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 19 Key Investment Highlights Successful Service Development Track Record Strong Recurring Cash Flows Seasoned Management Team Next Generation Technology Strong Revenue Growth Visibility 1 2 3 4 5

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 20 28.9 33.3 52.8 111.6 116.5 154.0 $0 $25 $50 $75 $100 $125 $150 $175 2008 2009 2010 2011 2012 9/30/13 LTM Net Operating Cash Flows ($mm) Strong Recurring Cash Flows Altisource is a fee-based transactional business with strong cash flows 1 (1) Free Cash Flow Conversion defined as EBITDA minus capital expenditures as a percentage of EBITDA (2) Decline reflects investment in a new disaster recovery data center 81.2% 84.1% 81.8% 82.3% 74.3% 82.7% 0% 15% 30% 45% 60% 75% 90% 2008 2009 2010 2011 2012 9/30/13 LTM Free Cash Flow Conversion % (1) (2)

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 21 Strong Revenue Growth Visibility 2 (1) Represent Altisource ty to be raised reflected on Form S-11 filed with the SEC in November 2013 Long term services agreements with Ocwen $435 billion servicing portfolio Long term services agreements with ~$800 million of pro-forma equity1 Access to the Lenders One members through ownership of the manager of the Lenders One cooperative 12.5% of the U.S. residential origination market Relationships with loan servicers, GSEs and real estate agents through the Equator acquisition - Four of the top five loan servicers - One of the top two GSEs - Over 450K real estate agents

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 22 Next generation technology supports the essence of what Altisource does: Manages a distributed network of vendors Processes the work Delivers the product to our clients Pays the vendors Collects receivables Allows Altisource to operate in a much more efficient and effective manner, increasing margins for Altisource and our clients Supports Altisource’s and Ocwn’s growth Next Generation Technology Extensible, scalable and secure technology platform drives services delivery and innovation for the real estate and mortgage marketplaces 3

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 23 48.1 62.7 81.3 114.4 122.9 23.6 57.5 89.4 129.4 174.5 15.4 29.2 48.7 52.6 25.0 58.9 78.3 0.6 13.1 1.1 71.7 135.7 224.9 351.9 442.6 $0 $100 $200 $300 $400 $500 2009 2010 2011 2012 LTM 9/30/2013 Mortgage Services Service Revenue ($ mm) Pre-Spin Services Services Launched in 2009 Services Launched in 2010 Services Launched in 2011 Services Launched in 2012 Services Launched in 2013 Successful Service Development Track Record 4 Services Launched in 2009 REO Asset Management and Brokerage Property Preservation Property Inspection Default Management Foreclosure Trustee Services Launched in 2010 Insurance Services Origination Management Services (MPA) Consumer Portal Posting and Publication Services Launched in 2011 Origination Valuation Trustee Sale Guarantee Quality Control and Fulfillment Flood Reseller(1) (1) Revenue from Flood Reseller service is recorded in the Technology Services segment and is not included in the above chart Services Launched in 2012 Origination Title Mortgage Modification Guarantee Commercial Title Rental Property Management Hybrid Valuation Proven track record of incubating, launching and expanding services offered drives new growth initiatives Services Launched in 2013 Short Sale Reverse Mortgage Title Pre-purchase Review Pre-funding Quality Check

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 24 Seasoned Management Team 5 Strong management team with significant industry experience Name Title Industry Experience ASPS and Ocwen William B. Shepro Chief Executive Officer and Director 19 16.5 Michelle D. Esterman Chief Financial Officer 17 1.5 Kevin J. Wilcox Chief Administration Officer and General Counsel 20 16.0 Joseph A. Davila President, Mortgage Services 20 2.5 Eric M. Koenig President, Hubzu® 20 0.5 Mark J. Hynes President, Technology Products 19 4.0 Vivek Bhandari President, Financial Services 12 8.5

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 25 Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identifiedherein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Financial Performance

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 26 160.4 186.7 247.0 334.8 466.9 591.4 $0 $100 $200 $300 $400 $500 $600 $700 2008 2009 2010 2011 2012 9/30/13 LTM Service Revenue ($mm) Financial Metrics (1) EBITDA defined as net income attributable to Altisource plus interest expense, income taxes, depreciation and amortization 27.7 47.3 63.9 92.7 138.2 183.3 17.3% 25.3% 25.9% 27.7% 29.6% 31.0% 0% 10% 20% 30% 40% $0 $50 $100 $150 $200 2008 2009 2010 2011 2012 9/30/13 LTM EBITDA ($mm) (1) % of Service Revenue Altisource has experienced significant growth due to service expansion, national roll-out of services and operating efficiencies

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 27 0.38 1.08 1.88 2.77 4.43 4.97 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 2008 2009 2010 2011 2012 9/30/13 LTM Diluted Earnings per Share ($) 28.9 33.3 52.8 111.6 116.5 154.0 18.0% 17.8% 21.4% 33.3% 25.0% 26.0% 0% 7% 14% 21% 28% 35% $0 $35 $70 $105 $140 $175 2008 2009 2010 2011 2012 9/30/13 LTM Operating Cash Flow ($mm) % of Service Revenue

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 28 Service Revenue Scenarios Note: The above scenarios do not assume any reinvestment of the cash generated from the businesses Creating a stable, long-term revenue stream for Altisource as delinquency rates decline. The scenarios are for illustrative purposes only, are not updated every quarter and do not represent a forecast $0 $400 $800 $1,200 $1,600 2012 2013 2014 2015 2016 2017 Scenario 1 $0 $400 $800 $1,200 $1,600 2012 2013 2014 2015 2016 2017 Scenario 2

Service Revenue Scenarios: Assumptions

Portfolio acquisition assumptions	Scenario 1	Scenario 2
Annual non-GSE portfolio acquisitions by Ocwen in 2014, 2015 and 2016 (no non-GSE portfolio acquisitions in 2017)	None	$100 billion

Assumptions applicable to all scenarios	2013	2014	2015	2016	2017	Through Q3 2013
Default related						
Non-GSE delinquency rate[1, 2]	28.3%	23.6%	20.2%	19.2%	18.9%	28.9%
GSE delinquency rate[1, 2] on legacy portfolios acquired by Ocwen through March 31, 2013	19.8%	17.1%	13.7%	12.7%	13.1%	19.4%
GSE delinquency rate[1] on new portfolios acquired or originated by Ocwen subsequent to March 31, 2013	0%	0%	0%	0%	0%	0%
Originations related						
U.S. loan originations ($bn) [3]	1,410	1,061	900	1,100	1,300	1,345
Lenders One and Ocwen share of U.S. loan origination market	11.4%	13.3%	13.7%	15.2%	15.2%	12.5%
Origination related services revenue expressed as basis points of loans originated by Lenders One members and Ocwen	3.5	6.2	10.2	13.4	15.5	1.9
Technology Services						
Number of performing GSE loans on REALServicing® (related to Ocwen PMSR acquisitions or new originations occurring subsequent to March 31, 2013) that generates Technology Services revenue only [4]	-	386,320	409,329	479,023	581,009	-
Residential asset business - average rental homes under management	113	1,580	5,700	13,631	24,081	15
Hubzu – non-Ocwen properties sold	2,500	17,000	26,250	36,480	49,376	4
Financial Services - annual revenue growth rate	24.9%	18.0%	9.6%	9.7%	9.6%	34.9%

[1] Delinquency rate is calculated as the average % of total number of loans that are delinquent for more than 30 days, including loans in bankruptcy, foreclosure and REO

[2] Delinquency rates are projected to decline at the same rate as projected by Moody's CreditForecast.com

[3] U.S. loan origination projections for 2013 and 2014 based on Mortgage Bankers Association March 22, 2013 forecast. U.S. loan origination projections from 2015 to 2017 based on Moody's Analytics. U.S. loan origination projection for Actual 2013 YTD is based on the Mortgage Bankers Association September 23, 2013 forecast

[4] Consists of Ally Bank portfolio expected to be boarded in 2014 and loans originated by Ocwen's origination platform

Page | 29

Thinking Ahead. Delivering Today.®

© 2013 Altisource. All rights reserved. Proprietary and Confidential.

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 30 $0 $50 $100 $150 $200 $250 8/6/09 11/6/09 2/6/10 5/6/10 8/6/10 11/6/10 2/6/11 5/6/11 8/6/11 11/6/11 2/6/12 5/6/12 8/6/12 11/6/12 2/6/13 5/6/13 8/6/13 11/6/13 Stock Performance Since Separation from Ocwen(1) ASPS stock price, including AAMC and RESI ASPS Shareholder Value Creation AAMC and RESI spin-off (1) From August 10, 2009 through November 30, 2013 82% CAGR 13x separation price 100% CAGR 20x separation price

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 31 Key Investment Highlights Successful Service Development Track Record Strong Recurring Cash Flows Seasoned Management Team Next Generation Technology Strong Revenue Growth 1 2 3 4 5

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 32 herein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Appendix Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 33 1/2 Historical Financial Information EBITDA Reconciliation and Capital Expenditures Year Ended December 31, LTM ($ mm) 2008 2009 2010 2011 2012 9/30/13 Net Income attributable to Altisource $9.2 $26.0 $49.3 $71.1 $110.6 $124.8 Income tax provision 5.4 11.6 (0.4) 7.9 8.7 6.5 Interest expense, net of interest income 2.6 1.6 0.1 0.1 1.0 14.5 Depreciation, amortization and goodwill impairment 10.4 8.1 14.9 13.6 17.8 37.6 EBITDA 27.6 47.3 63.8 92.8 138.2 183.3 Capital Expenditures $5.2 $7.5 $11.6 $16.4 $35.6 $31.9

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 34 © About Altisource We are a premier marketplace and transaction solutions provider for the real estate, mortgage and consumer debt industries offering both distribution and content. We leverage proprietary business process, vendor and electronic payment management software and behavioral science based analytics to improve outcomes for marketplace participants. Contact Information All Investor Relations inquiries should be sent to: shareholders@altisource.lu Investor Relations Information Exchange NASDAQ Global Select Ticker ASPS Headquarters Luxembourg Employees More than 7,600